UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 10, 2014


                                THREE FORKS, INC.
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             (Exact name of registrant as specified in its charter)


           Colorado                      000-55033            45-4915308
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      (State or other               (Commission File         (IRS Employer
jurisdiction of incorporation)           Number)        Identification Number)


               555 ELDORADO BLVD. SUITE 100, BROOMFIELD, CO 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-2160
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               Registrant's telephone number, including area code


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 10, 2014, Three Forks, Inc. ("The Company") made a press release announced initial potential production rates for its Archer County, Texas project. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                            DESCRIPTION
-------------------     --------------------------------------------------------
       99.1             Press Release, dated January 10, 2014

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      THREE FORKS, INC.


                                      By: /s/ W. Edward Nichols
                                         -------------------------------------
                                         W. Edward Nichols,
                                         Chief Executive Officer


                                      Date: January 10, 2014





























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